1Q | 2014

Supplemental Information

FURNISHED AS OF APRIL 30, 2014 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Historical Reconciliation of FFO

6	Selected Financial Statement Information

7	Debt Metrics

8	Investment Activity

9	Portfolio by Market

10	Square Feet by Type, Provider and Building Size

11	Lease Maturity and Tenant Size

12	Occupancy Information

13	Leasing Statistics

14	Same Store Properties

15	Components of Net Asset Value

16	Components of Expected 2014 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” “components of expected 2014 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2013 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY I 2	1Q I 2014 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. The Company had investments of approximately $3.2 billion in 201 real estate properties and mortgages as of March 31, 2014. The Company’s 198 owned real estate properties are located in 28 states and total approximately 14.0 million square feet. The Company provided leasing and property management services to approximately 10.3 million square feet nationwide.

A |	Corporate Headquarters
Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

B |	Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
Scott W. Holmes	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

C |	Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Errol L. Biggs, Ph.D.	Director, Graduate Programs in Health Administration, University of Colorado
C. Raymond Fernandez, M.D.	Former Chief Executive Officer, Piedmont Clinic (Retired)
Batey M. Gresham, Jr.	Founder, Gresham Smith & Partners (Retired)
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Former Audit Partner, Ernst & Young LLP (Retired)
Roger O. West	Former General Counsel, Healthcare Realty Trust Incorporated (Retired)
Dan S. Wilford	Former President and Chief Executive Officer, Memorial Hermann Healthcare System (Retired)

HEALTHCARE REALTY I 3	1Q I 2014 SUPPLEMENTAL INFORMATION

Corporate Information

D |	Professional Services
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, MN 55120-4100

E |	Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2017	OTC	HR	42225BAA4
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7

F |	Dividend Reinvestment Plan
Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

G |	Direct Deposit of Dividends
Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

H |	Dividends Declared
On April 29, 2014, the Company declared a dividend of $0.30 per share, payable on May 30, 2014 to stockholders of record on May 16, 2014.

I |	Analyst Coverage

Cowen & Co. LLC	KeyBanc Capital Markets Inc.

Goldman Sachs	RBC Capital Markets Corp

Green Street Advisors, Inc.	Stifel Nicolaus & Company, Inc.

J.J.B. Hilliard W.L. Lyons LLC	SunTrust Robinson Humphrey

J.P. Morgan Securities LLC	Wells Fargo Securities LLC

JMP Securities LLC

HEALTHCARE REALTY I 4	1Q I 2014 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2014	2013
	Q1	Q4	Q3	Q2	Q1
Net Income (Loss) Attributable to Common Stockholders	$3,852	$12,384	$19,765	($24,205)	($999)
Gain on sales of real estate properties	—	(2,748)	(20,187)	(1,783)	—
Impairments	3,425	—	6,259	—	3,630
Real estate depreciation and amortization	26,248	25,776	24,214	24,002	23,958
Total adjustments	29,673	23,028	10,286	22,219	27,588
Funds from Operations (3)	$33,525	$35,412	$30,051	($1,986)	$26,589
Gain on sale of cost method investment in real estate	—	(1,492)	—	—	—
Acquisition costs	—	681	504	124	219
Write-off of deferred financing costs upon amendment of line of credit facility	—	—	—	—	252
Interest incurred related to the timing of issuance/redemption of senior notes	—	—	—	667	188
Severance costs included in general and administrative expenses	—	—	—	—	609
Loss on extinguishment of debt	—	—	—	29,907	—
Normalized Funds from Operations	$33,525	$34,601	$30,555	$28,712	$27,857
Funds from Operations per Common Share—Diluted	$0.35	$0.37	$0.32	($0.02)	$0.30
Normalized Funds from Operations Per Common Share—Diluted	$0.35	$0.36	$0.32	$0.32	$0.32
FFO Weighted Average Common Shares Outstanding	95,585	95,485	94,836	89,204	88,382
Normalized FFO Weighted Average Common Shares Outstanding	95,585	95,485	94,836	90,684	88,382

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and are not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

(3)	FFO for the fourth quarter of 2013 includes the impact of a gain recognized on the sale of a cost method investment in an unconsolidated limited liability company.

HEALTHCARE REALTY I 5	1Q I 2014 SUPPLEMENTAL INFORMATION

Selected Financial Statement Information
(dollars in thousands)

SELECTED BALANCE SHEET INFORMATION
	2014	2013				2012
	Q1	Q4	Q3	Q2	Q1	Q4
Real estate properties, gross (1)(2)	$3,106,447	$3,067,187	$2,956,651	$2,827,925	$2,803,549	$2,821,323
Acquisitions (3)	40,247	103,392	178,764	16,325	15,678	71,666
Dispositions (sales price)	—	(20,451)	(64,550)	(11,925)	(4,984)	(10,050)
Real estate additions and improvements	10,030	22,730	11,518	15,289	5,210	19,282
Land held for development	17,054	17,054	17,054	17,054	17,054	25,171
Mortgage notes receivable	86,372	125,547	126,409	212,313	190,134	162,191
Assets held for sale and discontinued operations, net	10,218	6,852	9,084	18,688	22,297	3,337
Total assets	2,721,124	2,729,662	2,644,863	2,597,390	2,655,250	2,539,972
Notes and bonds payable	1,388,241	1,348,459	1,268,194	1,301,387	1,415,119	1,293,044
Total equity	1,221,794	1,245,286	1,258,329	1,178,168	1,136,616	1,120,944

REVENUES AND PROPERTY OPERATING EXPENSES (4)
	2014	2013				2012
	Q1	Q4	Q3	Q2	Q1	Q4
Property operating income	$70,288	$67,992	$63,244	$62,255	$61,879	$61,466
Single-tenant net lease	15,237	15,176	12,986	12,532	11,970	11,144
Straight-line rent	2,304	2,937	2,393	2,175	2,031	1,442
Rental income	$87,829	$86,105	$78,623	$76,962	$75,880	$74,052
Mortgage interest	2,621	2,411	3,926	3,427	2,937	2,611
Other operating	1,449	1,387	1,579	1,509	1,456	1,442
Total Revenues	$91,899	$89,903	$84,128	$81,898	$80,273	$78,105
Property operating expense	$33,431	$31,780	$32,389	$31,292	$29,452	$29,675

(1)	Includes construction in progress and land held for development.

(2)	Prior periods have been restated to conform to the current period reclassification of certain corporate assets from real estate properties to other assets.

(3)	Property acquired via deed in lieu of foreclosure. Purchase price of acquisition represents the principal balance outstanding on the mortgage note receivable at the time of acquisition.

(4)	Prior periods have been restated to conform to the current period presentation for assets classified as held for sale and discontinued operations.

HEALTHCARE REALTY I 6	1Q I 2014 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Quarterly Interest Expense	Balance as of 3/31/2014	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2017, net of discount	$4,948	$299,081	34	6.62%
Senior Notes due 2021, net of discount	5,820	397,648	82	5.86%
Senior Notes due 2023, net of discount	2,387	248,120	109	3.85%
Total Senior Notes Outstanding	13,155	944,849	73	5.57%
Unsecured credit facility due 2017	737	79,000	37	1.55%
Unsecured term loan facility due 2019	294	200,000	59	1.60%
Mortgage notes payable, net	2,452	164,392	44	5.46%
Total Outstanding Notes and Bonds Payable	$16,638	$1,388,241	66	4.76%
Interest cost capitalization	—
Deferred financing costs	755
Unsecured credit facility fee	525
Total Quarterly Consolidated Interest Expense	$17,918

SELECTED FINANCIAL DEBT COVENANTS (1)
	Calculation	Requirement	Trailing Twelve Months Ended March 31, 2014	Q1 2014 Annualized
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	42.7%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	5.1%
Unencumbered Leverage Ratio	Unsecured Real Estate / Unsecured Debt	Not greater than 60%	44.8%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.65x	2.6x	2.7x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	2.5x	3.0x
Tangible Net Worth	Tangible Net Worth - Required Base	Greater than $0	$811,561
Construction and Development	CIP / Total Assets	Not greater than 15%	0.0%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	3.8%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	41.3%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	5.0%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	243.4%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	2.9x	3.0x

Other
Debt to EBITDA	Total Debt / EBITDA	Not required	6.9x	6.6x

(1) Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

HEALTHCARE REALTY I 7	1Q I 2014 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (1)	Mortgage Funding	Construction Mortgage Funding	Development Funding	Total Investments	Dispositions
2010	$301,600	$3,700	$20,740	$63,301	$389,341	$34,708
2011	150,312	40,000	61,931	79,375	331,618	22,700
2012	94,951	—	78,297	5,608	178,856	91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	—	—	798	—	798	—
Total	$763,819	$43,700	$220,497	$148,284	$1,176,300	$250,702
% of Total	65.0%	3.7%	18.7%	12.6%	100.0%

DEVELOPMENT ACTIVITY
	Properties	Amount Funded 1Q 2014	Total Amount Funded Through 3/31/2014	Approximate Square Feet	Aggregate Leased %	1Q 2014 Interest	Estimated Remaining Fundings
Construction mortgage loan	1	$798	$80,767	200,000	100%	$1,527	$10,412
Total	1	$798	$80,767	200,000	100%	$1,527	$10,412

(1)	Net of mortgage notes receivable payoffs upon acquisition.

HEALTHCARE REALTY I 8	1Q I 2014 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (87.2%)		INPATIENT (8.1%)		OTHER (4.7%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$460,444	2,149,939		42,627	156,245		2,348,811	16.8%
Charlotte, NC	165,865	820,457					820,457	5.9%
Nashville, TN	98,731	794,912					794,912	5.7%
Denver - Colorado Springs, CO	202,399	690,342		34,068			724,410	5.2%
San Antonio, TX	125,007	649,978		39,786			689,764	4.9%
Houston, TX	129,898	591,027					591,027	4.2%
Indianapolis, IN	144,080	382,695	58,474		117,525		558,694	4.0%
Richmond, VA	152,744	558,209					558,209	4.0%
Los Angeles, CA	131,498	488,371		63,000			551,371	3.9%
Des Moines	134,379	233,413	146,542			152,655	532,610	3.8%
Memphis, TN	89,772	515,876					515,876	3.7%
Roanoke, VA	49,795		318,054			148,150	466,204	3.3%
Seattle - Bellevue, WA	169,473	393,780	67,510				461,290	3.3%
Austin, TX	112,792	303,677		66,095			369,772	2.6%
Honolulu, HI	128,541	298,427					298,427	2.1%
Phoenix, AZ	72,190	236,608		51,903			288,511	2.1%
Chicago, IL	52,853	243,491					243,491	1.7%
Washington, DC	39,503	241,739					241,739	1.7%
Miami, FL	45,863	215,980					215,980	1.5%
Detroit, MI	23,998	199,749				11,308	211,057	1.5%
Other (30 markets)	554,170	1,358,997	281,535	373,722	186,000	344,158	2,544,412	18.1%
Total	$3,083,995	11,367,667	872,115	671,201	459,770	656,271	14,027,024	100.0%
Number of Investments		135	37	11	3	12	198
Number of Mortgages		3	—	—	—	—	3
Total Investments		138	37	11	3	12	201
Percent of Square Feet		81.0%	6.2%	4.8%	3.3%	4.7%	100.0%
Investment (1)		$2,376,583	$180,239	$188,737	$250,442	$87,994	$3,083,995
Mortgages		$86,372	—	—	—	—	$86,372
Total $ Invested		$2,462,955	$180,239	$188,737	$250,442	$87,994	$3,170,367
% of $ Invested		77.6%	5.7%	6.0%	7.9%	2.8%	100.0%

ON/OFF CAMPUS BY SQUARE FEET
	2014	2013				2012
	Q1	Q4	Q3	Q2	Q1	Q4
On/adjacent	80%	80%	79%	77%	77%	78%
Off (2)	20%	20%	21%	23%	23%	22%
	100%	100%	100%	100%	100%	100%

(1)	Excludes gross assets held for sale, land held for development and corporate property.

(2)	Approximately 37% of the off-campus square feet is anchored by a hospital system.

HEALTHCARE REALTY I 9	1Q I 2014 SUPPLEMENTAL INFORMATION

Square Feet by Type, Provider and Building Size (1)

BY FACILITY TYPE
	Managed by HR	Managed by Third Party	Single-Tenant Net Leases	Total	Percent of Total	Third Party Managed by HR	Total
Medical Office/Outpatient	9,701,562	1,666,105	872,115	12,239,782	87.2%	391,335	12,631,117
Inpatient Rehab			671,201	671,201	4.8%		671,201
Inpatient Surgical			459,770	459,770	3.3%		459,770
Other	157,978	255,721	242,572	656,271	4.7%		656,271
Total Square Feet	9,859,540	1,921,826	2,245,658	14,027,024	100.0%	391,335	14,418,359
Percent of Total Square Footage	70.3%	13.7%	16.0%	100.0%
Total Number of Properties	139	22	37	198

BY PROVIDER
Top Providers	Credit Rating	Associated Buildings (2)	Associated SF (2)	% of Total SF(3)	Leased SF Total	% of Total SF
Baylor Scott & White Health	A+/Aa3	26	2,366,944	16.9%	1,230,322	8.8%
Ascension Health	AA+/Aa2	16	1,119,390	8.0%	274,658	2.0%
Catholic Health Initiative	A+/A1	12	901,855	6.4%	493,354	3.5%
HCA	B+/B3	14	863,596	6.2%	442,247	3.2%
Tenet Healthcare Corporation	B/B1	11	759,084	5.4%	212,458	1.5%
Carolinas HealthCare System	--/Aa3	15	729,824	5.2%	568,283	4.1%
Bon Secours Health System	A-/A3	7	548,209	3.9%	239,682	1.7%
Baptist Memorial Health Care	AA-/--	7	515,876	3.7%	107,594	0.8%
Indiana University Health	AA-/Aa3	3	382,695	2.7%	243,072	1.7%
Healthsouth	BB-/Ba3	5	346,894	2.5%	346,894	2.5%
University of Colorado Health	A+/A1	5	345,240	2.5%	126,769	0.9%
CHE Trinity Health	AA-/Aa2	2	278,904	2.0%	157,494	1.1%
Medstar	A-/A2	3	241,739	1.7%	117,130	0.8%
Advocate Health Care	AA/Aa2	2	238,391	1.7%	65,772	0.5%
Memorial Hermann	A+/A1	4	206,090	1.5%	82,686	0.6%
Providence Health & Services	AA/Aa2	4	202,729	1.4%	126,393	0.9%
Overlake Hospital	A-/A2	1	191,051	1.4%	42,596	0.3%
Mercy	AA-/Aa3	1	186,000	1.3%	186,000	1.3%
Ortho Indy	N/R	2	175,999	1.3%	175,999	1.3%
Hawaii Pacific Health	A-/A2	2	173,502	1.2%	44,262	0.3%
Other- Credit Rated		11	464,717	3.3%
Total - Credit Rated		151	11,062,730	78.9%
Total		198	14,027,024	100.0%

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	43.8%	6,153,143	143,096	43
<100,000 and >75,000	23.8%	3,336,489	85,551	39
<75,000 and >50,000	17.6%	2,461,848	63,124	39
<50,000	14.8%	2,075,544	26,955	77
Total	100.0%	14,027,024	70,844	198

(1)	Excludes mortgage notes receivable and assets classified as held for sale.

(2)	Associated buildings and square footage refers to on-campus, adjacent or off-campus/affiliated properties associated with these healthcare providers.

(3)	Based on square footage, 78.9% of HR's portfolio is associated with a credit rated healthcare provider and 62.6% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY I 10	1Q I 2014 SUPPLEMENTAL INFORMATION

Lease Maturity and Tenant Size (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
		NUMBER OF LEASES
	Annualized Minimum Rents (2)	Multi-Tenant Properties	Single-Tenant Net Lease Properties	Percentage of Revenues	Total Sq. Ft.
2014	$50,183	496	8	17.7%	1,955,464
2015	31,696	326	—	11.2%	1,279,403
2016	32,088	292	4	11.3%	1,183,229
2017	32,506	228	5	11.5%	1,374,721
2018	29,509	246	—	10.4%	1,185,170
2019	12,308	81	2	4.4%	522,236
2020	16,684	66	1	5.9%	631,090
2021	10,481	57	2	3.7%	467,095
2022	16,583	60	3	5.9%	659,620
2023	16,114	89	1	5.7%	643,601
Thereafter	34,688	29	11	12.3%	1,113,728

AVERAGE TENANT SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (3)	Single-Tenant Net Lease Properties
0 - 2,500	1,002	—
2,501 - 5,000	526	—
5,001 - 7,500	164	1
7,501 - 10,000	85	1
10,001 +	193	35
Total Leases	1,970	37

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)	Represents the annualized minimum rents on leases in-place, excluding the impact of potential lease renewals, and sponsor support payments under financial support agreements and straight-line rent.

(3)	The average lease size in the multi-tenant properties is 4,452 square feet.

HEALTHCARE REALTY I 11	1Q I 2014 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY (2)
			2014				2013
	Investment at 3/31/2014	Square Feet at 3/31/2014	Q1	Q4	Q3	Q2	Q1
Multi-Tenant
Same store properties, as reported (3)	$1,587,261	8,488,949	88.3%	88.4%	89.0%	87.3%	87.4%
Acquisitions	229,455	830,885	93.6%	93.0%	90.8%	96.4%	96.8%
Development conversions (4)	435,672	1,282,716	65.5%	63.3%	56.8%	48.2%	45.2%
Reposition	185,749	1,178,816	54.1%	53.5%	53.4%	44.4%	44.0%
Total	$2,438,137	11,781,366	82.8%	82.2%	81.6%	79.8%	79.5%

Single-Tenant Net lease
Same store properties, as reported (3)	$511,343	1,982,963	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	134,515	262,695	100.0%	100.0%	100.0%	100.0%	100.0%
Reposition	—	—	—%	—%	—%	100.0%	100.0%
Total	$645,858	2,245,658	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties, as reported (3)	$2,098,604	10,471,912	90.5%	90.5%	91.0%	89.7%	89.7%
Acquisitions	363,970	1,093,580	95.2%	95.5%	95.2%	98.1%	98.3%
Development conversions (4)	435,672	1,282,716	65.5%	63.3%	56.8%	48.2%	45.2%
Reposition	185,749	1,178,816	54.1%	53.5%	53.4%	48.4%	47.9%
Total	$3,083,995	14,027,024	85.5%	85.1%	84.6%	83.3%	83.0%

# of Properties
Same store properties, as reported (3)			156	152	153	162	161
Acquisitions			11	14	9	7	8
Development conversions (4)			12	12	12	12	12
Reposition			19	20	20	17	18
Total			198	198	194	198	199

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)
The portfolio occupancy assumes that properties under a Property Operating Agreement or Single-Tenant Net Leases have 100% occupancy. The average underlying tenant occupancy of the five properties under Property Operating Agreements was approximately 80%.

(3)	In order to provide meaningful comparisons, same store properties occupancy excludes properties that were recently acquired or disposed of, properties held for sale, and development conversions.

(4)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 81% leased and provided $3.1 million of aggregate NOI for the first quarter of 2014. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite. The Company funded $5.1 million in the first quarter of 2014 and expects to fund an additional $5 million to $15 million in tenant improvements related to these properties during 2014. Had all the occupants at March 31, 2014 occupied and paid rent for an entire quarter, NOI would have been $3.6 million.

HEALTHCARE REALTY I 12	1Q I 2014 SUPPLEMENTAL INFORMATION

Leasing Statistics (1)(2)(3)

	2014		2013
	Q1	Q4	Q3	Q2	Q1
Contractual increases for in-place leases ("annual bumps")
Multi-tenant properties	2.9%	3.0%	3.1%	3.1%	3.0%
Single-tenant net lease properties	1.7%	3.0%	2.3%	2.1%	1.8%
Newly executed leases ("cash leasing spreads")	1.4%	1.5%	2.5%	0.5%	1.8%
Tenant retention rate, multi-tenant properties	81.9%	78.1%	82.1%	77.3%	84.2%

As of 3/31/2014
Multi-Tenant Contractual Rental Rate Increases by Type (4)
Annual increase	80.0%
Non-annual increase	10.1%
No increase within remaining term	9.9%

Tenant Type
Multi-Tenant properties
Hospital	42.1%
Physician and other	57.9%
Single-Tenant net lease properties
Hospital	89.4%
Other	10.6%

Lease Structure
Gross	18.0%
Modified gross	37.0%
Net	45.0%

Ownership Type
Ground lease	50.8%
Fee simple	49.2%

(1)	Excludes mortgage notes receivable, construction in progress, corporate property and assets classified as held for sale.

(2)	All percentages presented are calculated based on total square feet.

(3)	Represents historical rental rate increases and may not be indicative of future increases.

(4)
"Non-annual increase" refers to leases that have a term greater than one year, but do not have rent increases each year. "No Increase within Remaining Term" refers to leases with less than one year remaining or have a term greater than one year, but no increases during the current lease term.

HEALTHCARE REALTY I 13	1Q I 2014 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

SAME STORE PROPERTIES (1)(2)
				SEQUENTIAL		YEAR-OVER-YEAR
	1Q 2014	4Q 2013	1Q 2013	$	Percentage Change	$	Percentage Change
Multi-tenant
Revenues	$54,775	$55,132	$53,822	($357)	(0.6)%	$953	1.8%
Expenses	23,874	22,957	22,486	917	4.0%	1,388	6.2%
NOI	$30,901	$32,175	$31,336	($1,274)	(4.0)%	($435)	(1.4)%
Occupancy	88.3%	88.4%	88.6%
Number of properties	122	122	122

Single-tenant net lease
Revenues	$12,991	$12,934	$12,312	$57	0.4%	$679	5.5%
Expenses	403	428	390	(25)	(5.8)%	13	3.3%
NOI	$12,588	$12,506	$11,922	$82	0.7%	$666	5.6%
Occupancy	100.0%	100.0%	100.0%
Number of properties	34	34	34

Total Revenues	$67,766	$68,066	$66,134	($300)	(0.4)%	1,632	2.5%
Total Expenses	24,277	23,385	22,876	892	3.8%	1,401	6.1%
Total NOI	$43,489	$44,681	$43,258	($1,192)	(2.7)%	$231	0.5%
Occupancy	90.5%	90.6%	90.8%
Number of properties	156	156	156

RECONCILIATION OF NOI
	1Q 2014	4Q 2013	1Q 2013
Rental income	$87,829	$86,105	$75,880
Property lease guaranty revenue (a)	1,141	1,124	1,275
Exclude straight-line rent revenue	(2,304)	(2,937)	(2,031)
Revenue	86,666	84,292	75,124
Revenue not included in same store	(18,900)	(16,226)	(8,990)
Same store revenue	$67,766	$68,066	$66,134

Property operating expense	$33,431	$31,780	$29,452
Property operating expense not included in same store	(9,154)	(8,395)	(6,576)
Same store property operating expense	$24,277	$23,385	$22,876

Same store NOI	$43,489	$44,681	$43,258
(a) Other operating income reconciliation:
Property lease guaranty revenue	$1,141	$1,124	$1,275
Interest income	192	173	91
Other	116	90	90
Total consolidated other operating income	$1,449	$1,387	$1,456

(1)	Excludes mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

(2)	In order to provide meaningful comparisons, same store NOI excludes properties that were recently acquired or disposed of, properties held for sale, and development conversions.

HEALTHCARE REALTY I 14	1Q I 2014 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	1Q 2014 NOI (1)	Adjustments (2)	Adjusted 1Q 2014 NOI	Annualized Adjusted 1Q 2014 NOI	% of Adjusted NOI
Same Store Properties
MOB / Outpatient	$34,928	$3,127	$38,055	$152,220	67.0%
Inpatient rehab	4,040	366	4,406	17,624	7.8%
Inpatient surgical	3,108	2,276	5,384	21,536	9.5%
Other	1,413	630	2,043	8,172	3.6%
Subtotal	$43,489	$6,399	$49,888	$199,552	87.9%

Development conversions (3)	$3,129	$3,746	$6,875	$27,500	12.1%
Total NOI	$46,618	$10,145	$56,763	$227,052	100.0%
TOTAL SHARES OUTSTANDING (AS OF APRIL 25, 2014)    96,038,095

+	ADD: LAND AND MORTGAGES (GROSS BOOK VALUE)
	Land held for development	$17,054
	Mortgage notes receivable	86,372
	Subtotal	$103,426

+	ADD: OTHER ASSETS
	Assets held for sale (4)	$9,957
	Reposition properties (5)	117,041
	Cash and other assets (6)	81,452
	Subtotal	$208,450

-	SUBTRACT: DEBT
	Unsecured credit facility	$79,000
	Unsecured term loan	200,000
	Senior notes	944,849
	Mortgage notes payable	164,392
	Remaining development TI	17,000
	Other liabilities (7)	77,480
	Subtotal	$1,482,721

(1)	See Same Store Properties schedule on page 14 for details on same store NOI.

(2)	Same store NOI is adjusted to reflect a full quarter of NOI from properties acquired during the prior five quarters.

(3)
Development conversions represent properties that were previously included as stabilization in process properties ("SIP"). The properties have converted from the stabilization in process category, but will require a five quarter conversion period before the properties can be included with the same store properties. The development conversions are 81% leased and provided $3.1 million of aggregate NOI for the first quarter of 2014. The difference between occupied and leased reflects tenants that have signed leases but have not taken occupancy because of buildout of the suite. The Company funded $5.1 million in the first quarter of 2014 and expects to fund an additional $5 million to $15 million in tenant improvements related to these properties during 2014. Had all the occupants at March 31, 2014 occupied and paid rent for an entire quarter, NOI would have been $3.6 million. Development conversions adjustments represent the estimated full stabilization rate of $6.9 million per quarter.

(4)	Assets held for sale are excluded from same store NOI and reflect net book value or the fixed purchase price, where applicable.

(5)	Reflects net carrying amount of certain properties not included in same store NOI, which comprises 1,178,816 square feet and generated NOI of approximately $0.9 million for 1Q 2014.

(6)
Includes cash of $10.2 million and other assets of $71.3 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $57.1 million, above-market intangible assets (net) of $14.1 million and notes receivable (net) of $0.1 million.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $51.5 million, pension plan liability of $13.9 million, security deposits of $6.1 million, market-rate lease intangibles of $4.7 million, and deferred operating expense reimbursements of $1.3 million. Also, excludes deferred revenue of $33.6 million.

HEALTHCARE REALTY I 15	1Q I 2014 SUPPLEMENTAL INFORMATION

Components of Expected 2014 FFO
(dollars in thousands, except per square foot data)

QUARTERLY RANGE OF EXPECTATIONS (1)
	Low	High
Occupancy
Multi-Tenant Same Store	87.0%	89.0%
Multi-Tenant Reposition	45.0%	60.0%
Single-Tenant Net Lease	95.0%	100.0%

Same Store Revenue per Occupied Square Foot
Multi-Tenant	$28.00	$31.00
Single-Tenant Net Lease	$25.00	$27.00

Same Store Multi-Tenant NOI Margin	55.0%	60.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	75.0%	85.0%
Non-annual Increase	7.5%	12.0%
No Increase within Remaining Term	7.5%	12.0%

Contractual Annual Rent Increases
Multi-Tenant	3.0%	3.5%
Single-Tenant Net Lease	2.0%	3.0%

Multi-Tenant Cash Releasing Spreads	0.5%	3.0%

Multi-Tenant Lease Retention Rate	75.0%	85.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High
Development Conversions ("SIP")
Year-End 2014 Occupancy Percentage	80.0%	85.0%
Year-End 2014 Quarterly NOI	$4,000	$4,500

Same Store Multi-Tenant NOI Growth	2.0%	4.0%

Normalized G&A	$22,500	$24,000

Funding Activity
Development Conversions Funding (tenant improvements)	$10,000	$20,000
Construction Mortgage Funding	$10,000	$12,000
Acquisitions	$75,000	$150,000
Dispositions	$40,000	$60,000

Cap/Interest Rate
Acquisitions	6.50%	7.50%
Dispositions	6.00%	7.50%

Leverage (Debt/Cap)	40.0%	45.0%

(1) Indicates range in which quarterly results are expected to fall.

HEALTHCARE REALTY I 16	1Q I 2014 SUPPLEMENTAL INFORMATION